SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated March 11, 2014

to the Summary Prospectus Dated April 30, 2013, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus for Series X (StylePlus—Small Growth Series) (the “Series”) and should be read in conjunction with the Summary Prospectus.

Effective immediately, the Series will be able to invest in certain short-term fixed-income investment companies managed by Security Investors, LLC (the “Investment Manager”) or its affiliates for liquidity management purposes.

Therefore, effective immediately, the Summary Prospectus will be revised substantially as follows:

The following will be inserted after the third paragraph of the section titled “Principal Investment Strategies” beginning on page 2:

Under certain circumstances, the Series may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similar investments; and (iv) other short-term fixed income securities. Such investments will expose the Series to the risks of these asset categories and may cause the Series to deviate from its principal investment strategy.

The following subsection will be inserted under the section titled “Principal Risks” beginning on page 3:

Collateralized Loan Obligations Risk—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to

CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the Series invests. In addition, CLOs carry risks including interest rate risk, credit risk and default risk. Certain CLOs obtain their exposure through synthetic investments. These CLOs entail the risks of derivative instruments.

The subsection titled “High Yield and Unrated Securities Risk” under the section titled “Principal Risks” beginning on page 3 is replaced in its entirety with the following:

High Yield and Unrated Securities Risk—Higher yielding, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

The subsection titled “Investment in Investment Vehicles Risk” under the section titled “Principal Risks” beginning on page 3 is replaced in its entirety with the following:

Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying investment vehicles’ expenses.

Please Retain This Supplement for Future Reference

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